                                                                   EXHIBIT 10.22

                                 $150,000,000

                           PRIMUS TELECOMMUNICATIONS
                              GROUP, INCORPORATED

                          9 7/8% SENIOR NOTES DUE 2008

                              PURCHASE AGREEMENT


Lehman Brothers Inc.                                                May 14, 1998
As Representative of the Initial
  Purchasers named in Schedule I,
Three World Financial Center
New York, New York  10285

Ladies and Gentlemen:

          Primus Telecommunications Group, Incorporated, a Delaware corporation (the "Company") , proposes to sell to you (the "Representative") and the other
      -------                                   --------------
purchasers named in Schedule I hereto (collectively, the "Initial Purchasers")
                                                          ------------------
$150,000,000 aggregate principal amount of the Company's 9 7/8% Senior Notes due 2008 (the "Notes"). The Notes will be issued pursuant to an Indenture to be
           -----
dated as of May 19, 1998 (the "Indenture"), between the Company and First Union
                               ---------
National Bank, as trustee (the "Trustee").  This is to confirm the agreement
                                -------
concerning the purchase of the Notes from the Company by the Initial Purchasers. Capitalized terms used but not defined in this Agreement shall have the meaning given to such terms in the Indenture.

          The Company has entered into an Agreement and Plan of Merger dated as of February 3, 1998 (the "TresCom Merger Agreement") to acquire all of the outstanding shares of TresCom International Inc. ("TresCom") in exchange for shares of common stock, par value $.01 per share of the Company (the "TresCom Merger"). The TresCom Merger is subject to the satisfaction or waiver of certain conditions and, accordingly, there can be no assurance that the TresCom Merger will be completed on the terms and conditions set forth in the TresCom Merger Agreement, or at all. As used herein, the term "subsidiary" of any company means any other entity at least 51% of the ownership interests of which are owned, directly or indirectly, by such Company.

          The Notes will be offered without being registered under the Securities Act of 1933, a s amended (the "Securities Act"), in reliance on
                                          --------------
exemptions therefrom.

          The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement, to be dated the Closing Da te (as defined herein) (the "Registration Rights Agreement") among
                                        -----------------------------
the Company and the Initial Purchasers, to be substantially in the form attached hereto as Exhibit G.

          In connection with the sale of the Notes, the Company has prepared a preliminary offering memorandum (the "Preliminary Memorandum") and will prepare
                                      ----------------------
a final offering memorandum (the "Memorandum") setting forth or including a
                                  ----------
description of the terms of the Notes, the terms of the offering, a description of the Company and any material developments relating to the Company occurring after the date of the most recent financial statements included therein.

          1. Representations, Warranties and Agreements of the Company. The Company represents and warrants to, and agrees with the Initial Purchasers that, as of the date hereof:

          (a) The Memorandum at the date hereof, does not, and at the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section l(a) do not apply to statements or omissions in the Memorandum based upon information furnished to the Company in writing by or on behalf of the Initial Purchasers expressly for use therein.

          (b) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Sections 3 and 6 of this Agreement, it is not required by applicable law or regulation in connection with the offer, sale and delivery of the Notes to you in the manner contemplated by this Agreement and the Memorandum to register the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").
                             -------------------

          (c)  (i)  The Company, and each of the subsidiaries of the Company has been duly organized and is validly existing and in good standing under the laws of their respective jurisdictions of organization, is duly qualified to do business and is in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not reasonably be expected to have a material adverse effect on the business or property of the Company and the subsidiaries of the Company taken as a whole, and each has all power and authority necessary to own or hold its respective properties and to conduct the business in which it is engaged; and none of the subsidiaries of the Company (other than Primus Telecommunications, Inc. and Primus Telecommunications (Australia) Pty. Ltd. (collectively, the "Significant Subsidiaries")) is a "significant subsidiary,"
                      ------------------------
  as such term is defined in Rule 405 of the Rules and Regulations (as defined below) and (ii) TresCom, and each of the subsidiaries of TresCom, has been duly organized and is validly existing and in good standing under the laws of their respective jurisdiction of organization, is duly qualified to do business and is in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not reasonably be expected to result in a material adverse effect on the business or property of the combined entity consisting of both
  (i) the Company and its subsidiaries and (ii) TresCom and its subsidiaries, taken as a whole, and each has all power and authority necessary to own or hold its respective properties and to conduct the business in which it is engaged.

          (d) The Company has an authorized capitalization as set forth in the Memorandum, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable; all of the issued shares of capital stock of each subsidiary of the Company (the "Equity Interests") have been duly and validly authorized and
                    ----------------
  issued and are fully paid and non-assessable and the Equity Interests (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (except for those described in the Memorandum).

          (e) The Indenture has been duly authorized and, when duly executed by the proper officers of the Company (assuming due execution and delivery by the Trustee) and delivered by the Company, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except (i) where the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to rights of creditors and other obligees generally, (ii) where the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and principles and to the discretion of the court before which the proceedings may be brought and (iii) for the waiver of rights and defenses contained in Sections 111 and 514 of the Indenture.

          (f) This Agreement has been duly authorized, executed and delivered by the Company.

          (g) The Registration Rights Agreement has been duly authorized by the Company, and when duly executed by the proper officers of the Company (assuming due execution and delivery by the Initial Purchasers) and delivered by the Company, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except (i) where the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to rights of creditors and other obligees generally, (ii) where the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and principles and to the discretion of the court before which the proceedings may be brought and (iii) where rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

          (h) The Notes have been duly authorized and, when executed by the Company, authenticated by the Trustee and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be
     (x) valid and binding obligations of the Company enforceable in accordance with their terms, except (i) where the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to rights of creditors and other obligees generally, (ii) where the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and principles and to the discretion of the court before which the proceedings may be brought, and (iii) for the waiver of rights and defenses contained in Sections 111 and 514 of the Indenture and (y) entitled to the benefits of the Indenture and the Registration Rights Agreement.

          (i) The execution, delivery and performance by the Company of this Agreement, the Registration Rights Agreement, the Indenture and the Notes, and the consummation by the Company of the transactions contemplated in this Agreement (the "Transactions"), (i) will not conflict with or result
                          ------------
     in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the subsidiaries of the Company is a party or by which the Company or any of the subsidiaries of the Company is bound or to which any of the properties or assets of the Company or any of the subsidiaries of the Company is subject, (ii) will not result in any violation of the provisions of the charter or by-laws of the Company or any of the subsidiaries of the Company, (iii) will not result in any violation of any statute or order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any of the subsidiaries of the Company or any of their properties or assets and (iv) except for such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Notes by the Initial Purchasers, will not require any consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body; provided, however, that the Company shall not be in breach of this representation where, with respect to clauses (i), (iii) and
     (iv) of this paragraph, such conflicts, breaches, violations, defaults or failures to obtain any consent, approval, authorization or order to make such filing or registration would not have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, or the business of the Company and the subsidiaries of the Company taken as a whole (a "Material Adverse Effect").
                                  -----------------------

          (j) The execution, delivery and performance by TresCom of the Merger Agreement, (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which TresCom or any of the subsidiaries of TresCom is a party or by which TresCom or any of the subsidiaries of TresCom is bound or to which any of the properties or assets of TresCom or any of the subsidiaries of TresCom is subject, (ii) will not result in any violation of the provisions of the charter or by-laws of TresCom or any of the "significant subsidiaries" (as defined in Rule 405 of the Rules and Regulations) of TresCom and (iii) will not result in any violation of any statute or order, rule or regulation of any court or governmental agency or body having jurisdiction over TresCom, any of the subsidiaries of TresCom or any of their properties or assets; provided, however, that the Company shall not be in breach of this representation where, with respect to clauses (i) and (iii) of this paragraph, such conflicts, breaches, violations, defaults or failures to obtain any consent, approval, authorization or order to make such filing or registration would not have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, or the business of the combined entity consisting of the Company and its subsidiaries and TresCom and its subsidiaries, taken as a whole (a "Combined Material Adverse
                                                -------------------------
     Effect").
     ------

          (k) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest quarterly financial statements included in the Memorandum, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Memorandum; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of the subsidiaries of the Company, or any Material Adverse Effect, or any development involving a prospective Material Adverse Effect, otherwise than as set forth or contemplated in the Memorandum.

          (l) The financial statements (including the related notes and supporting schedules) included in the Memorandum present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved

     (except that the unaudited financial statements may exclude supporting schedules and are subject to normal year-end adjustments).

          (m) Deloitte & Touche LLP, who have certified certain financial statements of the Company, whose report is included in the Memorandum and who have delivered the initial letter referred to in Section 8(m) hereof, are independent public accountants as required by the Securities Act and the rules and regulations promulgated thereunder (the "Rules and
                                                            ---------
     Regulations") during the periods covered by the financial statements on
     -----------
     which they reported contained in the Memorandum.

          (n) Ernst & Young LLP, who have certified certain financial statements of USFI, Inc., whose report is included in the Memorandum and who have delivered the initial letter referred to in Section 8(m) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which they reported contained in the Memorandum.

          (o) Ernst & Young LLP, who have certified certain financial statements of TresCom whose report is included in the Memorandum and who have delivered the initial letter referred to in Section 8(m) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which they reported contained in the Memorandum.

          (p) Each of the Company and TresCom and each of the subsidiaries of the Company and TresCom owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, license applications and licenses ("Intellectual Property") which are
                                         ---------------------
     necessary for the conduct of their respective businesses and has no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any Intellectual Property or related rights of others, except where (i) the failure to own or possess adequate rights to use such Intellectual Property or (ii) such conflicts, if any, would not have a Material Adverse Effect, in the case of failures or conflicts connected with the Company or its subsidiaries, or a Combined Material Adverse Effect, in the case of failures or conflicts connected with TresCom or its subsidiaries.

          (q) Each of the Company and TresCom and each of the subsidiaries of the Company and TresCom has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects, except such liens, encumbrances or defects as are described in, or in information incorporated by reference in, the Memorandum or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or

     TresCom and each of the subsidiaries of the Company or TresCom, as applicable. All real property and buildings held under lease by the Company or TresCom and each of the subsidiaries of the Company or TresCom are held by the Company or TresCom, respectively, under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or TresCom and each of the subsidiaries of the Company or TresCom.

          (r) There are no legal or governmental proceedings pending to which the Company or TresCom or any of the subsidiaries of the Company or TresCom is a party or of which any property or asset of the Company or TresCom or any of the subsidiaries of the Company or TresCom is the subject which, if determined adversely to the Company or TresCom or any of the subsidiaries of the Company or TresCom, could reasonably be expected to have a Material Adverse Effect, in the case of proceedings involving the company or any of its subsidiaries, or a Combined Material Adverse Effect, in the case of proceedings involving TresCom or any of its subsidiaries; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others that are required to be disclosed in the Memorandum which are not so disclosed.

          (s) No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, which would be required to be disclosed in a Registration Statement filed with the Commission under the Securities Act of 1933, as amended, which is not disclosed in the Memorandum.

          (t) Since the date as of which information is given in the Memorandum through the date hereof, and except as may otherwise be disclosed in, or in information incorporated by reference in, the Memorandum, the Company has not (i) issued or granted any securities, other than in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, or in connection with a dividend reinvestment or stock purchase plan, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on capital stock.

          (u) Neither the Company, or TresCom, nor any of the subsidiaries of the Company or TresCom, (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any time period, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, including, without limitation, operating agreements, except where it would not reasonably be expected to have a Material Adverse Effect, in the case of violations or defaults involving the Company and its subsidiaries, or a Combined Material Adverse Effect, in the case of violations or defaults involving TresCom and its subsidiaries, or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its properties or assets or to the conduct of its business, except where it would not reasonably be expected to have a Material Adverse Effect, in the case as violations or failures by the Company or any of its subsidiaries, or a Combined Material Adverse Effect, in the case of violations or failures by TresCom or any of its subsidiaries.

          (v) Neither the Company, or TresCom, or any of the subsidiaries of the Company or TresCom, nor, to the best knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or TresCom or any of the subsidiaries of the Company or TresCom, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (w) None of the Company or any subsidiary of the Company is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amen ded, and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder (the
                                              ----------
     "Investment Company Act").
      ----------------------

          (x) None of the Company or any of the affiliates of the Company (each, as defined in Rule 501(b) of Regulation D under the Securities Act, an "Affiliate") has directly, or through any agent (other than the Initial
         ---------
     Purchasers in connection with this Agreement), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the Notes or (ii) engaged or will engage in any form of general solicitation or general advertising in connection with the offering, including, without limitation, making offers or sales of the Notes in the United States of the Notes (as those terms are used in Regulation D under the Securities Act), or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

          (y) None of the Company, the Affiliates or any person acting on its or their behalf (other than the Initial Purchasers in connection with this Agreement) has engaged or will engage in any directed selling efforts (as that term is defined in Regulation S under the Securities Act ("Regulation
                                                                     ----------
     S")) with respect to the Notes and each of the Company and its Affiliates
     -
     and any person acting on its or their behalf (other than the Initial Purchasers in connection with this Agreement) has complied and will comply with the offering restrictions requirement of Regulation S.

          (z) The Company has complied and will comply with all of the provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida Statutes, and all regulations promulgated thereunder relating to issuers doing business in Cuba.

          (aa) To the best of the knowledge of the Company, the representations, warranties and agreements set forth in Section 3(g) of the TresCom Merger Agreement are true and correct as of the date hereof.

          2. Purchase of the Notes by the Initial Purchasers (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions hereinafter set forth, the Company agrees to sell to the Initial Purchasers and the Initial Purchasers agree, severally and not jointly, to purchase from the Company, the respective principal amount of the Notes set forth in Schedule I hereto opposite their names at a purchase price of 100% of the principal amount of such Notes.

          (b) The Company shall not be obligated to deliver any of the Notes, except upon payment for all of the Notes to be purchased as hereinafter provided.

          3. Sale and Resale of the Notes by the Initial Purchasers and Representations and Warranties of the Initial Purchasers. (a) You have advised the Company that you propose to offer the Notes for resale upon the terms and conditions set forth in this Agreement and in the Memorandum. You hereby represent and warrant to, and agree with, the Company that you (i) are purchasing the Notes pursuant to a private sale exempt from registration under the Securities Act without the intent to distribute the Notes in violation of the Securities Act, (ii) will not solicit offers for, or offer or sell, the Notes by means of any form of general solicitation or general advertising or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (iii) will solicit offers for the Notes only from, and will offer, sell or deliver the Notes, as part of their initial offering, only to (A) in the case of offers inside the United States, persons whom you reasonably believe to be qualified institutional buyers ("Qualified Institutional Buyers")
                                               ------------------------------
as defined in Rule 144A under the Securities Act, as such rule may be amended from time to time ("Rule 144A") or, if any such person is buying for one or more
                    ---------
institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to you that each such account is a Qualified Institutional Buyer, to whom notice has been given that such sale or delivery is being made in reliance on

Rule 144A, in each case, in transactions under Rule 144A, and (B) in the case of offers outside the United States, to persons other than U.S. persons (as defined in Regulation S) in accordance with Rule 903 of Regulation S.

          (b)  In connection with the transactions described in subsection
(a)(iii)(B) of this Section 3, you have offered and sold the Notes, and will offer and sell the Notes, (i) as part of your distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date (the "Restricted Period"), only in accordance with Rule 903 of
                       -----------------
Regulation S. Accordingly, the Initial Purchasers represent and agree that, with respect to the transactions described in subsection (a)(iii)(B) of this
Section 3, neither they, nor any of their Affiliates, nor any person acting on their behalf has engaged or will engage in any directed selling efforts with respect to the Notes, and that they have complied and will comply with the offering restrictions of Regulation S. They agree that, at or prior to the confirmation of sale of the Notes pursuant to subsection (a)(iii)(B) of this
Section 3, they shall have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Notes from the Initial Purchasers during the Restricted Period, a confirmation or notice to substantially the following effect:

     The Notes covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within
                       --------------
     the United States or to, or for the account or benefit of U.S. Persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the time of delivery of the Notes, except in either case in accordance with Regulation S or Rule 144A under the Securities Act. The terms used above have the meaning given to them by Regulation S.

          (c) (i) You have not offered or sold and will not offer or sell any Notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers or Securities Regulations 1996 (the "Regulations"); (ii) you have
                                            -----------
complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by you in relation to the Notes in, from or otherwise involving the United Kingdom; and (iii) you have only issued or passed on and will only issue or pass on in the United Kingdom any document received by you in connection with the issuance of the Notes to a person who is of a kind described in Section 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

          4. Delivery of and Payment for the Notes. (a) Payment of the purchase price for, and delivery of, the Notes shall be made at the offices of Shearman & Sterling, New York, New York or at such other place as shall be agreed upon by the Company and you, at 9:30 a.m.

(New York time), on May 19, 1998 or at such other time or date as you and the Company shall determine (such date and time of payment and delivery being herein called the "Closing Date").
            ------------

          (b) On the Closing Date, payment for the Notes shall be made in immediately available funds by wire transfer to such account as the Company shall specify prior to the Closing Date or by such means as the parties hereto shall agree prior to the Closing Date against delivery to you of the certificates evidencing the Notes. Upon delivery, the Notes shall be registered in such names and in such denominations as you shall request in writing not less than two full business days prior to the Closing Date. The certificates evidencing the Notes shall be delivered to you on the Closing Date for the respective accounts of the Initial Purchasers, with any transfer taxes payable in connection with the transfer of the Notes to the Initial Purchasers duly paid, against payment of the purchase price therefor. For the purpose of expediting the checking and packaging of certificates evidencing the Notes, the Company agrees to make such certificates available for inspection not later than 2:00 P.M. on the business day prior to the Closing Date.

          5.   Further Agreements of the Company.  The Company further agrees:

          (a) To furnish to you, without charge, during the period referred to in paragraph (c) below, as many copies of the Memorandum and any supplements and amendments thereto as you may reasonably request.

          (b) Prior to making any amendment or supplement to the Memorandum, the Company shall furnish a draft copy thereof to the Initial Purchasers and counsel to the Initial Purchasers and will not effect any such amendment or supplement to which the Initial Purchasers shall reasonably object by notice to the Company after a reasonable period of review, which shall not in any case be longer than [two] business days after receipt of such draft copy.

          (c) If, at any time prior to completion of the distribution of the Notes by you to purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for you or counsel for the Company, to amend or supplement the Memorandum in order that the Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time it is delivered to a purchaser, or if it is necessary to amend or supplement the Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Memorandum, as so amended or supplemented, will comply with applicable law and to furnish you such number of copies as you may reasonably request.

          (d) So long as the Notes are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act during any period in which it is not subject to and in compliance with
     Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to furnish to holders of the Notes and prospective
      ------------
     purchasers of Notes designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

          (e) For a period of five years following the date of the Memorandum to furnish to the Initial Purchasers copies of all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Notes may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder.

          (f) Promptly from time to time to take such action as the Initial Purchasers may reasonably request to qualify the Notes for offering and sale under the securities laws of such jurisdictions as the Initial Purchasers may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those suits arising out of the offering or sale of the Notes, in any jurisdiction where it is not now so subject. In each jurisdiction in which the Notes have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement. The Company will also supply the Initial Purchasers with such information as is necessary for the determination of the legality of the Notes for investment under the laws of such jurisdictions as the Initial Purchasers may reasonably request.

          (g) Not to offer, sell, contract to sell or otherwise dispose of any additional securities of the Company substantially similar to the Notes (but not including the Exchange Notes (as defined in the Registration Rights Agreement)) or any securities convertible into or exchangeable for or that represent the right to receive any such similar securities, other than either the Notes to be sold hereunder or securities issued upon conversion, exchange or exercise of securities outstanding on the date of this Agreement, without the consent of Lehman Brothers (which consent will not be unreasonably withheld) during the period beginning from the date of this Agreement and continuing for 180 days following the Closing Date.

          (h) To use its best efforts to permit the Notes to be designated Private Offerings, Resales and Trading through Automated Linkages Market ("PORTAL") securities in accordance with the rules and regulations adopted
       ------
     by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market and to permit the Notes to be eligible for clearance and settlement through The Depository Trust Company ("DTC").
                                                           ---

          (i) Except following the effectiveness of the Registration Statement (as defined in the Registration Rights Agreement), not to, and will cause its respective Affiliates not to, solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities
     Act) or in any manner involving a public offering within the meaning of
     Section 4(2) of the Securities Act.

          (j) Not to, and will cause its respective Affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) in a transaction that could be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the Notes.

          (k) To use reasonable best efforts to ensure that none of the Company or any subsidiary of the Company shall become an "investment company" within the meaning of such term under the Investment Company Act.

          (l) None of the Company, the Affiliates of the Company or any person acting on its or their behalf (other than the Initial Purchasers in connection with this Agreement) will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Notes, and each of the Company and the Affiliates of the Company and each person acting on its or their behalf (other than the Initial Purchasers in connection with this Agreement) will comply with the offering restrictions of Regulation S.

          6. Offering of Notes; Restrictions on Transfer. (a) Each Initial Purchaser, severally and not jointly, represents and warrants that such Initial Purchaser is a Qualified Institutional Buyer. Each Initial Purchaser, severally and not jointly, agrees with the Company that (i) it will not solicit offers for, or offer to sell, such Notes by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for such Notes only from, and will offer such Notes only to, persons that it reasonably believes to be (A) in the case of offers inside the United States, Qualified Institutional Buyers, and (B) in the case of offers outside the United States, persons other than U.S. persons ("foreign purchasers," which term shall include dealers or other
          ------------------
professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) that, in each case, in purchasing such Notes are deemed to have represented and agreed as provided in the Memorandum in the section entitled "Notice to Investors."

               (b) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees with respect to offers and sales outside the United States that:

               (i) it understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Notes, or possession or distribution of either the Preliminary Memorandum or the Memorandum or any other offering or publicity material relating to the Notes, in any country or jurisdiction where action for that purpose is required;

               (ii) such Initial Purchaser will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Notes or has in its possession or distributes either the Preliminary Memorandum or the Memorandum or any such other material, in all cases at its own expense;

               (iii) the Notes have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act;

               (iv) such Initial Purchaser has offered the Notes and will offer and sell the Notes (A) as part of their distribution at any time and
          (B) otherwise until 40 days after the later of the commencement of the offering of the Notes and the Closing Date, only in accordance with Rule 903 of Regulation S or another exemption from the registration requirements of the Securities Act. Accordingly, neither such Initial Purchaser, its Affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Notes, and any such Initial Purchaser, its Affiliates and any such persons has complied and will comply with the requirements of Regulation S;

               (v) such Initial Purchaser has (A) not offered or sold and will not offer or sell any Notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Regulations; (B) complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom; and (C) only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Notes to a person who is of a kind described in

          Section 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on; and

               (vi) such Initial Purchaser has not and will solicit offers for, or offer or sell, the Notes by means of any form of general solicitation or general advertising (as those terms are defined in Regulation D) including, without limitation, by any form of electronic media.

Terms used in this Section 6 have the meanings given to them by Regulation S.

               7. Expenses. The Company agrees to pay all expenses incident to the performance of its obligations under this Agreement, including: (i) the costs incident to the authorization, issuance, sale and delivery of the Notes and any taxes payable in that connection; (ii) the costs incident to the preparation of the Memorandum and any amendments or supplements thereto; (iii) the fees and disbursements of the Company's counsel and accountants and the Trustee and its counsel; (iv) the qualification of such Notes under securities or Blue Sky laws, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection therewith and in connection with the preparation of any Blue Sky or legal investment memoranda; (v) the printing and delivery to the Initial Purchasers in quantities as herein above stated of copies of the Memorandum and any amendments or supplements thereto; (vi) the fees and expenses, if any, incurred in connection with the admission of such Notes for trading in PORTAL or any other appropriate market system; and (vii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section 7; provided, however, that, except as provided in this Section 7 and Section 12, the Initial Purchasers shall pay their own costs and expenses, including without limitation the costs and expenses of their counsel, and any costs incident to the performance of their obligations hereunder for which provision is not otherwise made, and any transfer taxes on the Notes which they may sell.

               8. Conditions to the Initial Purchasers' Obligations. The obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its respective obligations hereunder, and to each of the following additional terms and conditions:

               (a) The Initial Purchasers shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Memorandum or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of Shearman & Sterling, counsel for the Initial Purchasers, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein in light of the circumstances in which they were made not misleading.

               (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Registration Rights Agreement, the Indenture, the Notes, the Memorandum and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to counsel for the Initial Purchasers, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

               (c) Pepper Hamilton LLP shall have furnished to the Initial Purchasers its written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Initial Purchasers may reasonably request.

               (d) Swidler & Berlin, Chartered shall have furnished to the Initial Purchasers its written opinion, as special U.S. telecommunications counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Initial Purchasers may reasonably request.

               (e) Rakisons Solicitors shall have furnished to the Initial Purchasers its written opinion, as British regulatory counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, to the effect set forth in Exhibit C hereto and to such further effect as counsel to the Initial Purchasers may reasonably request.

               (f) Rawling & Company Solicitors shall have furnished to the Initial Purchasers its written opinion, as Australian regulatory counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, to the effect set forth in Exhibit D hereto and to such further effect as counsel to the Initial Purchasers may reasonably request.

               (g) Bruckhaus Westrick Heller Lober shall have furnished to the Initial Purchasers its written opinion, as German regulatory counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, to the effect set forth in Exhibit H hereto and to such further effect as counsel to the Initial Purchasers may reasonably request.

               (h) Nagashima & Ohno shall have furnished to the Initial Purchasers its written opinion, as Japanese regulatory counsel to the Company, addressed to the Initial

          Purchasers and dated the Closing Date, to the effect set forth in Exhibit J hereto and to such further effect as counsel to the Initial Purchasers may reasonably request.

               (i) The General Counsel of TresCom shall have furnished to the Initial Purchasers its written opinion, as counsel to TresCom, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect set forth in Exhibit I hereto and to such further effect as counsel to the Initial Purchasers may reasonably request.

               (j) Osler, Hoskin & Harcourt shall have furnished to the Representatives its written opinion, as special Canadian telecommunications regulatory counsel for the Company, addressed to the Initial Purchasers and dated such Delivery Date, in the form attached hereto as Exhibit E.

               (k) Goodman, Phillips & Vineberg shall have furnished to the Representatives its written opinion, as special Canadian counsel for the Company, addressed to the Initial Purchasers and dated such Delivery Date, in the form attached hereto as Exhibit F.

               (l) You shall have received on the date hereof and the Closing Date a letter, dated the date hereof and the Closing Date, as the case may be, in form and substance reasonably satisfactory to you, from Deloitte & Touche LLP, independent public accountants to the Company, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information, including the financial information contained or incorporated by reference in the Memorandum as identified by you.

               (m) You shall have received on the date hereof and the Closing Date two letters, dated the date hereof and the Closing Date, as the case may be, in form and substance reasonably satisfactory to you, from Ernst & Young LLP, independent public accountants to TresCom and USFI, Inc., containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information, including the financial information contained or incorporated by reference in the Memorandum as identified by you.

               (n) The Company shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of the President or a Vice President and the Treasurer or Chief Financial Officer of the Company stating that:

                     (i) The representations, warranties and agreements of the Company in Section 1 are true and correct as of the Closing Date and the Company has complied with all its agreements contained herein;

                     (ii) (A) None of the Company or any of the subsidiaries of the Company has sustained, since the date of the latest quarterly financial statements included in the Memorandum, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Memorandum or (B) since such date there has not been any change in the capital stock or long-term debt of the Company or any of the subsidiaries of the Company or any Material Adverse Effect, or any development involving a prospective Material Adverse Effect, otherwise than as set forth or contemplated in the Memorandum; and

                     (iii) They have carefully examined the Memorandum and, in their opinion (A) the Memorandum, as of its date, did not include any untrue statement of a material fact and did not omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) since the date of the Memorandum, no event has occurred which was required under the Securities Act to have been set forth in a supplement or amendment to the Memorandum.

               (o) (i) None of the Company or any of the subsidiaries of the Company shall have sustained, since the date of the latest audited financial statements included in the Memorandum, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Memorandum or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of the subsidiaries of the Company or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the subsidiaries of the Company taken as a whole, otherwise than as set forth or contemplated in the Memorandum, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Notes on the terms and in the manner contemplated in the Memorandum.

               (p) The Initial Purchasers shall have received on the Closing Date the Registration Rights Agreement executed by the Company.

               (q) The Initial Purchasers shall have received from Shearman & Sterling, counsel to the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents and information as they may reasonably request for the purpose of enabling them to pass upon such matters.

               All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

               9. Indemnification and Contribution. (a) The Company and Primus Telecommunications, Inc., a Delaware corporation, and Primus Telecommunications (Australia) Pty. Ltd., a company organized under the laws of Australia (collectively, the "Principal Subsidiaries"), jointly and severally, shall indemnify and hold harmless each Initial Purchaser, its officers and directors and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which such Initial Purchaser, officer, director or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Preliminary Memorandum, the Memorandum or in any amendment or supplement thereto or (B) any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged
                      --------------------
omission to state in the Preliminary Memorandum, the Memorandum or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading or (iii) any act or failure to act, or any alleged act or failure to act, by any Initial Purchaser in connection with, or relating in any manner to, the Notes or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company and the Principal Subsidiaries shall not be liable in the case of any matter covered by this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or wilful misconduct), and shall reimburse each Initial Purchaser and each such officer, director or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, officer, director or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred upon written submission to the Company of documentation evidencing such incurrence; provided, however, that the Company and the Principal Subsidiaries shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum, the Memorandum or in any such amendment or supplement, or in any Blue Sky Application in reliance upon and in conformity with the written information concerning such Initial Purchaser furnished to the Company by or on behalf of any Initial Purchaser specifically for inclusion therein; provided further that as to the Preliminary Memorandum, this indemnity agreement shall not inure to the benefit of any Initial Purchaser or any officer, director or controlling person of that Initial Purchaser on account of any loss, claim, damage, liability or action arising from the sale of Notes to any person by such Initial Purchaser if (i) such Initial Purchaser failed to send or give a copy of the Memorandum, as the same may be amended or supplemented, to that person within the time required by the Securities Act and (ii) the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Preliminary Memorandum was corrected in the Memorandum or a supplement or amendment thereto, as the case may be, unless in each case, such failure resulted from noncompliance by the Company with Section 5(c). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Initial Purchaser or to any officer, director or controlling person of that Initial Purchaser.

               (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, its directors and officers, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Preliminary Memorandum, the Memorandum or in any amendment or supplement thereto or (B) any Blue Sky Application or (ii) the omission or alleged omission to state in the Preliminary Memorandum, the Memorandum or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, but in the case of clauses (i) and (ii) only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information concerning such Initial Purchaser furnished to the Company or the Trustee by or on behalf of that Initial Purchaser specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Initial Purchaser may otherwise have to the Company or any such director, officer or controlling person.

               (c)   Promptly after receipt by an indemnified party under this
Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this
Section 9 except to the extent the indemnifying party has been materially prejudiced by such failure and provided further that the failure to notify the indemnifying party shall not affect any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ separate counsel to represent jointly the indemnified party and its respective directors, officers and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against the indemnifying party under this Section 9 if such indemnified party shall have been advised in writing that the representation of such indemnified party and those directors, officers, and controlling persons by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. It is understood that the indemnifying party shall not be liable for the fees and expenses of more than one separate firm (in addition to local counsel in each jurisdiction) for all indemnified parties in connection with any proceeding or related proceedings. Each indemnified party, as a condition of the indemnity agreements contained in Sections 9(a) and 9(b), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment in favor of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment in accordance with this Section 9.

               (d) If the indemnification provided for in this Section 9 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Principal Subsidiaries, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Principal Subsidiaries, on the one hand, and the Initial Purchasers, on the other hand, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Principal Subsidiaries, on the one hand, and the Initial Purchasers, on the other hand, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting commissions and discounts received by the Initial Purchasers with respect to the Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Notes under this Agreement, in each case as set forth in the table on the cover page of the Memorandum. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Principal Subsidiaries, on the one hand, or the Initial Purchasers, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. Each of the Company and the Principal Subsidiaries and the Initial Purchasers agrees that it would not be just and equitable if contribution pursuant to this Section 9(d) were to be determined by pro rata allocation (even if either the Initial Purchasers or the Company and the Principal Subsidiaries, as the case may be, were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9(d) shall be deemed to include, subject to limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Initial Purchaser shall be required to indemnify or contribute any amount in excess of the amount by which the proceeds received by the Initial Purchasers from an offering of the Notes exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity. The Initial Purchasers' obligations to contribute as provided in this Section 9(d) are several in proportion to their respective underwriting obligations and not joint.

               (e) Each of the Initial Purchasers confirms and the Company acknowledges that (1) the last paragraph on the cover page, (2) the stabilization legend on page (ii), and (3) the fifth paragraph, the sixth paragraph, the sixth sentence of the ninth paragraph and the first sentence of the tenth paragraph under the caption "Plan of Distribution" constitute the only information concerning the Initial Purchasers furnished in writing to the Company by or on behalf of the Initial Purchasers specifically for inclusion in the Memorandum.

               10. Default by Any Initial Purchaser. If, on the Closing Date, any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Notes to be purchased on such date and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Notes are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or of the Company. In any such case, either you, on the one hand, or the Company, on the other hand, shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Memorandum or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

               11. Termination. The obligations of the Initial Purchasers hereunder may be terminated by them by notice given to and received by the Company prior to delivery of and payment for the Notes if, prior to that time,
(i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or New York State authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Initial Purchasers, impracticable or inadvisable to proceed with the offering or delivery of the Notes on the terms and in the manner contemplated in the Memorandum.

               12. Reimbursement of Initial Purchaser's Expenses. If the sale of Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 8 hereof is not satisfied, because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Initial Purchasers, the Company shall reimburse the Initial Purchasers for the reasonable fees and expenses of its counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Company shall pay the full amount thereof to the Initial Purchasers. If this Agreement is terminated pursuant to Section 10 by reason of the default of any of the Initial Purchasers, the Company shall not be obligated to reimburse any Initial Purchaser on account of those expenses.

               13. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

               (a) if to the Initial Purchasers, shall be delivered or sent by mail or facsimile transmission to:

               Lehman Brothers Inc.
               Three World Financial Center
               New York, New York  10285
               Attention:  Syndicate Department
                           (Fax:  212-528-6395); and

               (b) if to the Company or to the Principal Subsidiaries, shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Memorandum, Attention: Chairman and Chief Executive Officer (Fax: (703) 902-2814).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

               14. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(x) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the officers and directors of the Initial Purchasers and the person or persons, if any, who control the Initial Purchasers within the meaning of Section 15 of the Securities Act and (y) the representations, warranties, indemnities and agreements of the Initial Purchasers contained in this Agreement shall be deemed to be for the benefit of directors and officers of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 14, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

               15. Survival. The respective indemnities, representations, warranties and agreements of the Company, on the one hand, and the Initial Purchasers, on the other hand, contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

               16. Definition of the Term "Business Day." For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange,
            ------------
Inc. is open for trading.

               17. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

               18. Consent to Jurisdiction. Each party irrevocably agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the "Specified Courts"), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. The parties further agree that service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any lawsuit, action or other proceeding brought in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in the Specified Courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Primus Telecommunications (Australia) Pty. Ltd. hereby irrevocably appoints CT Corporation System, which currently maintains a New York City office at 1633 Broadway, New York, New York 10019, United States of America, as its agent to receive service of process or other legal summons for purposes of any such action or proceeding that may be instituted in any state or federal court in the City and State of New York.

               19. Waiver of Immunity. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified

Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

               20. Counterparts and Facsimile Signatures. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument. This Agreement may be executed by facsimile signature which for all purposes shall be deemed to be an original signature.

               21. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

               If the foregoing correctly sets forth the agreement between the Company, the Principal Subsidiaries and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

                                   Very truly yours,

                                   PRIMUS TELECOMMUNICATIONS GROUP,
                                     INCORPORATED



                                   By: /s/ K. Paul Singh
                                       --------------------------------
                                       Name: K. Paul Singh
                                       Title: President & Chief Executive
                                               Officer

                                   PRIMUS TELECOMMUNICATIONS,
                                     INCORPORATED
Accepted, May 14, 1998

Lehman Brothers Inc.
                                   By: /s/ K. Paul Singh
                                       ----------------------------------
                                       Name:  K. Paul Singh
                                       Title: President & Chief Executive
                                               Officer

Acting severally on behalf
of itself and
the other initial purchasers
named in schedule i hereto.       Primus Telecommunications (AUSTRALIA)
                                  Pty. Ltd.


                                  By: /s/ K. Paul Singh
                                      ----------------------------------
                                      Name: K. Paul Singh
                                      Title: President & Chief Executive
                                               Officer

By:  Lehman Brothers Inc.


By:  /s/ Laurence M. Band
     -------------------------------
     AUTHORIZED REPRESENTATIVE

                                   SCHEDULE I


--------------------------------------------------------------------------------
                                                      Principal Amount
                                                          of Notes
                 Initial Purchaser                    To Be Purchased
                 -----------------                    ---------------
--------------------------------------------------------------------------------
Lehman Brothers Inc..................................     $ 90,000,000
--------------------------------------------------------------------------------
BT Alex. Brown.......................................       30,000,000
--------------------------------------------------------------------------------
Donaldson Lufkin & Jenrette Securities Corporation...       30,000,000
--------------------------------------------------------------------------------

                                                          ____________
--------------------------------------------------------------------------------

Total................................................     $150,000,000
                                                          ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                  EXHIBIT A

                      [LETTERHEAD OF PEPPER HAMILTON LLP]


                                                                   May ___, 1998

Lehman Brothers Inc.
   as Representative of the Initial Purchasers
   named in Schedule 1 to the Purchase Agreement
   referred to below
Three World Financial Center
New York, New York  10285

          Re:  Primus Telecommunications Group, Incorporated
               ---------------------------------------------

Ladies and Gentlemen:

          Based upon the foregoing assumptions, and subject to the qualifications set forth below, we are of the opinion that:

          (i) The Company and each of its U.S. subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification (except where the failure to so qualify, singly or in the aggregate, would not have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations or business of the Company and its subsidiaries taken as a whole), and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged.

          (ii) The Company has an authorized capitalization as set forth in the Memorandum, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable; and all of the issued shares of capital stock of each U.S. subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and (except for directors' qualifying shares and except as set forth in the Memorandum) are owned of record and, to the best of our knowledge, beneficially directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

          (iii) To the best of our knowledge, there are no legal or governmental proceedings pending to which the Company or any of the subsidiaries of the Company is a party or of which any property or assets of the Company or any of the subsidiaries of the Company is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations or business of the Company and the subsidiaries of the Company or on the ability of the Company to perform its obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement or the Notes; and, to the best of our knowledge, no such proceedings are threatened by governmental authorities or others.


          (iv) To the best of our knowledge, there are no contracts or other documents which would be required to be described in the Memorandum by the Securities Act or by the Rules and Regulations, if the Memorandum were a Registration Statement on Form S-1, which have not been described in the Memorandum.

          (v) To the best of our knowledge, there are no statutes or regulations that would be required to be described in the Memorandum, if the Memorandum, were a Registration Statement on Form S-1, that are not described as required.

          (vi) The Purchase Agreement and the TresCom Merger Agreement have been duly authorized, executed and delivered by the Company and PTI.

          (vii) The execution and delivery of the Notes have been duly authorized by all necessary corporate action of the Company, and the Notes, when executed and authenticated in accordance with the provisions of the Indenture and paid for in accordance with the Purchase Agreement, will (x) constitute valid, binding and enforceable obligations of the Company, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium, liquidation or similar laws affecting the rights and remedies of creditors and other obligees generally and except as may be subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (y) be entitled to the benefits of the Indenture.

          (viii) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and PTI and constitutes a valid and binding agreement of the Company and PTI, enforceable against the Company and PTI in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or transfer, reorganization, liquidation, moratorium or other similar laws affecting the rights and remedies of creditors and other obligees generally and except as may be subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and except as rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

          (ix) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium, liquidation or other similar laws affecting the rights and remedies of creditors and other obligees generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (x) The issue and sale of the Notes being delivered on the Closing Date by the Company, the compliance by the Company with all of the provisions of the Purchase Agreement, the Registration Rights Agreement and the Indenture and the consummation of the transactions contemplated hereby and thereby, will not result in a material breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of the subsidiaries of the Company is a party or by which the Company or any of the subsidiaries of the Company is bound or to which any of the property or assets of the Company or any of the subsidiaries of the Company is subject (the "Material Agreements"), which breach or default, as the case may be, is reasonably likely to have a Material Adverse Effect, (ii) nor will such actions result in any violation of the provisions of (A) the charter or by-laws of the Company or any of the subsidiaries of the Company or (B) to the best of our knowledge, any statute or any order, rule or regulation known to us of any court or governmental agency or body of the United States or the State of New York, or established pursuant to the Delaware General Corporation Law, having jurisdiction over the Company or any of the subsidiaries of the Company or any of their respective properties or assets. Except for such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Notes by the Initial Purchasers, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Indenture by the Company and the consummation by the Company of the transactions contemplated hereby.

          (xi) The statements contained in the Memorandum under the captions "Certain Transactions," "Management - Employment Agreements," "Management - Stock Plans" and "Certain Federal Income Tax Considerations," insofar as they describe statutes, regulations, legal or governmental proceedings, contracts or other documents referred to therein are accurate and fairly summarize, in each case in all material respects, the information called for with respect to such documents and matters and, insofar as such statements constitute matters of law or legal conclusions, have been reviewed by us and fairly present the information disclosed therein in all material respects.

          (xii) The statements contained in the Memorandum under the caption "Description of Notes," insofar as they purport to describe certain of the terms of the documents referred to therein, fairly summarize such terms of such documents in all material respects.

          (xiii) Based upon the representations, warranties, and agreements of the Company in Sections 1(v), 1(w), 5(h), 5(i), 5(j) and 5(l) of the Purchase Agreement and of the Initial Purchasers in Sections 3 and 6 of the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchasers under the Purchase Agreement, or in connection with the initial resale of such Notes by the Initial Purchasers in accordance with Section 6 of the Purchase Agreement, to register the Notes under the Securities Act of 1933, it being understood that no opinion is expressed as to any subsequent resale of any security.

                                                                       EXHIBIT B

                  [LETTERHEAD OF SWIDLER & BERLIN, CHARTERED]


                                                        May__, 1998
Lehman Brothers Inc.
   as Representative of the Initial Purchasers
   named in Schedule 1 to the Purchase Agreement
   referred to below
Three World Financial Center
New York, New York  10285


Ladies and Gentlemen:

          Based upon and limited to such examination and subject to the assumptions and qualifications set forth in this letter, it is our opinion as of the date hereof that:

          (i) (A) The execution and delivery of the Purchase Agreement by the Company and the issue and sale of the Notes contemplated thereby do not violate
(1) the Communications Act, (2) any rules or regulations of the FCC applicable to the Company and/or to PTI, (3) any State Telecommunications Laws applicable to the Company and/or to PTI, and (4) to the best of our knowledge, any decree from any court, and (B) no authorization of or filing with the FCC or any State Regulatory Agency is necessary for the execution and delivery of the Purchase Agreement by the Company and the issue and sale of the Notes contemplated thereby in accordance with the terms thereof;

          (ii) PTI is a nondominant carrier authorized by the FCC to provide domestic interstate interexchange telecommunications services pursuant to 47 C.F.R. (S) 63.07(a) (1996) without any further order, license, permit or other authorization by the FCC. PTI has been granted Section 214 authority by the FCC to provide international message telecommunications services and private line services through the resale of international switched voice and private line services and/or by using its own facilities and has on file with the FCC tariffs applicable to its domestic interstate and international services;

          (iii) PTI is certified, registered or otherwise authorized, or is not required to obtain authority to resell intrastate interexchange telecommunications services in all U.S. states except Hawaii and Alaska. PTI has a tariff on file in each of the states in which a tariff is required to be filed;

          (iv) (A) PTI (1) to the best of our knowledge has made all reports and filings, and paid all fees, required by the FCC and the State Regulatory Agencies except for those reports and filings the failure to file of which, and those fees the failure to pay of which, would not have a material adverse effect on the financial condition, the earnings, business or operations of PTI; and (2) based on our understanding of PTI's operations from the Certificate, has all certificates, orders, permits, licenses, authorizations, consents and approvals of and from (the "Authorizations"), and has made all filings and registrations with, the FCC and the State Regulatory Agencies necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Memorandum except for those Authorizations the failure to obtain of which, and those filings and registrations the failure to file of which, would not have a material adverse effect on the financial condition, or the earnings, business or operations of PTI; and (B) to the best of our knowledge, PTI has not received any notice of proceedings relating to the revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, or the qualification or rejection of any such filing or registration, the effect of which, singly or in the aggregate, would have a material adverse effect on the financial condition, the earnings, business or operations of the Company and its subsidiaries taken as a whole;

          (v) Based on our understanding of PTI's operations from the Certificate, neither the Company nor PTI is in violation of, or in default under the Communications Act or State Telecommunications Laws, the effect of which, singly or in the aggregate, would have a material adverse effect on the financial condition, the earnings, business or operations of the Company and its subsidiaries taken as a whole;

          (vi) To the best of our knowledge (A) as of the date hereof, no decree or order of the FCC or any State Regulatory Agency is outstanding against the Company or any of its subsidiaries and (B) except as set forth in the Certificate, no litigation, proceeding, inquiry or investigation has been commenced or threatened and no notice of violation or order to show cause has been issued, against the Company or any of its subsidiaries before or by the FCC or any State Regulatory Agency; and

          (vii) The statements in the Memorandum under the captions "Risk Factors -Potential Adverse Effects of Regulation - United States" and "Business
- Government Regulation - United States," insofar as such statements constitute a summary of the legal matters, documents or proceedings of the FCC and State Regulatory Agencies with respect to telecommunications regulation referred to therein, are accurate in all material respects and fairly summarize all such matters referred to therein.

          The opinions expressed in this letter are subject in all respects to the following qualifications: (1) this opinion speaks only to the transactions that are being consummated on the date hereof and does not address any transaction that may take place after the Closing Date; (2) any action that would transfer de facto or de jure legal control of PTI is subject to the
               -- -----    -- ----
requirement for prior approval from the FCC and/or State Regulatory Agencies;
(3) no opinion is rendered as to matters not specifically referred to herein or to events which have not yet occurred and under no circumstances are you to infer from anything stated or not stated herein any opinion with respect to such matters; and (4) all opinions expressed in this letter are limited solely to the effect of the Communications Act and State Telecommunications Laws on the telecommunications business of the Company and PTI and we express no opinion as to the effect of any other federal or state statute or equitable doctrine or common law or of the regulations of any other agency or administrative body.

          Other than as expressly stated in paragraphs one (i) through seven
(vii), no opinion is rendered as to the compliance of PTI in the past or in the future with any or all conditions or other requirements of the FCC and the State Regulatory Agencies contained in the orders, if any, authorizing the operations of the Company or PTI or otherwise imposed by statute, rule, regulation or policy, and we assume no obligation to ensure that the Company or PTI comply with such conditions or requirements. We are admitted to the District of Columbia Bar and, with respect to any matters concerning the law of the States, we draw your attention to the fact that the members of the firm involved in the preparation of this opinion letter, although generally familiar with the telecommunications laws of the States, are not admitted to the Bars of the States and are not experts in the laws of those jurisdictions.

                                                                       EXHIBIT C

                      [LETTERHEAD OF RAKISONS SOLICITORS]


                                                                   May ___, 1998

Lehman Brothers Inc.
   as Representative of the Initial Purchasers
   named in Schedule 1 to the Purchase Agreement
   referred to below
Three World Financial Center
New York, New York  10285


RE:  PRIMUS TELECOMMUNICATIONS, INC. ("PRIMUS") - OPINION LETTER
----------------------------------------------------------------

     (a) PTL has been duly incorporated and is validly existing as a private limited company under the laws of England and Wales and has the corporate power and authority under such laws to own its property.

     (b)  PTL has all necessary approvals, being:

          (i) a license issued by or on behalf of the Secretary of State for Trade and Industry (the "SECRETARY OF STATE") dated [ ] 1998 issued under Section 7 of the Telecommunications 1984 Act ("1984 ACT") relating to the provision of international simple voice resale services (the "ISVR LICENSE"); and

          (ii) a license issued by or on behalf of the Secretary of State dated [ ] 1998 issued under Section 7 of the 1984 Act relating to the provision of international facilities-based services (the "IFL LICENSE"), to conduct its business in the United Kingdom in the manner described in the Final Memorandum and no other licenses, designations, and/or specifications are required from any other governmental entity in the United Kingdom for PTL to conduct its business in the United Kingdom in the manner described in the Final Memorandum;

     (c) to the best of our knowledge and belief, each of the ISVR License and IFL License are in full force and effect and there is no pending or existing notice of proceedings relating to revocation or modification of either the ISVR License or the IFL License which would have a material adverse effect on PTL;

     (d) to the best of our knowledge and belief, PTL is not in violation of or in default of any provision of the 1984 Act or any regulation or order made under that Act;

     (e) to the best of our knowledge and belief PTL has not been issued with any notification by the Commission of the European Communities informing it that it is in breach of any applicable provision of European law as established under the Treaty of Rome as it relates to the provision of telecommunications services; and

     (f) insofar as the statements in the Final Memorandum relate to the United Kingdom, namely those under the captions "Risk Factors - Potential Adverse Effects of Regulation"; "Business - Network" and "Business - Government Regulation," and insofar as they constitute summaries of matters, documents or proceedings which are the subject of the laws of England and Wales, they are accurate in all material respects and fairly summarize such matters, documents or proceedings.

                                                                       EXHIBIT D

                       [LETTERHEAD OF RAWLING & COMPANY]

                                                                     May__, 1998

Lehman Brothers Inc.
   as Representative of the Initial Purchasers
   named in Schedule 1 to the Purchase Agreement
   referred to below
Three World Financial Center
New York, New York  10285

Ladies and Gentlemen:

          Based upon our investigations and (in relation to paragraphs 3 and 5) our opinion of the laws of Australia, we are able to say:

1.   PRIMUS TELECOMMUNICATIONS (AUSTRALIA) PTY., LTD.
     ACN 061 754 943
1.1 Primus Aust is a wholly-owned subsidiary of Primus Telecommunications International, Inc. ("Primus International").

1.2 We are instructed that Primus Aust conducts the business of providing local, domestic and international long distance, mobile, voice, data, facsimile, enhanced facsimile, calling card, debit card and prepaid card, and ISDN carriage telecommunications services to business and residential customers through direct sales force, dealerships, agents, resellers, associations, affinity groups, direct marketing and others and providing voicemail equipment to carriers, in Australia and that Primus Aust only does business in Australia.

2.   PRIMUS TELECOMMUNICATIONS PTY. LTD. ACN 071 191 396
2.1  Primus Tel is a wholly-owned subsidiary of Primus.

2.2 We are instructed that Primus Tel conducts the business of providing domestic and international long distance, voice, data, facsimile, enhanced facsimile, calling card, debit card and prepaid card carriage telecommunications services to businesses and residential customers through direct sales force, dealerships, agents, resellers, associations, affinity groups, direct marketing and others and providing voicemail equipment to carriers, in Australia and that Primus Tel only does business in Australia.

3.   ECLIPSE TELECOMMUNICATIONS, PTY. LTD ACN 069 554 383
3.1  Eclipse is wholly-owned subsidiary of Primus International.

3.2 We are instructed that Eclipse conducts the business of providing domestic and international data telecommunications services to business customers, in Australia and that Eclipse only does business in Australia.

4.   HOTKEY INTERNET SERVICES PTY. LTD. ACN 075 759 821
4.1 Hotkey is a subsidiary of Primus International, owning 1,725,000 ordinary shares (or 60%) out of a total of 2,875,000 issued ordinary shares.

4.2 We are instructed that Hotkey conducts the business of providing internet services to business and residential customers in Australia and that Hotkey only does business in Australia.

5.   INCORPORATION, STANDING AND POWER & AUTHORITY
5.1  Each of Primus Aust, Primus Tel, Eclipse and Hotkey:
     (a)   has been duly incorporated; and
     (b) is validly existing as a corporation in good standing under the laws of, in the case of Primus Aust and Hotkey, Victoria and, in the case of Primus Tel and Eclipse, New South Wales; and
     (c) has all necessary power and authority to own or hold its properties and conduct the business in which it is engaged in Australia.

5.2 The Purchase Agreement has been duly authorized, executed and delivered by Primus Aust.

6.   AUTHORIZATIONS TO CONDUCT BUSINESS AND COMPLIANCE WITH LAWS
     Each of Primus Aust, Primus Tel, Eclipse and Hotkey:
     (a) has all necessary certificates, orders, permits, licenses, authorizations, consents and approvals of and from and has made all declarations and filings with, all Australian governmental authorities, all self-regulatory organizations and all courts and tribunals to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Offering Memorandum;
     (b) has not received any notice of proceedings relating to revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals;
     (c) is not in violation of, or in default under, any federal, state or local law, regulation, rule, decree, order or judgment applicable to it, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or on the earnings, business or operations of

           Primus and its subsidiaries, taken as a whole, except as described in the Offering Memorandum.

7.   REGULATORY ENVIRONMENT
     The statements in the Offering Memorandum under the captions:
     *     "Risk Factors - Potential Adverse Effects of Regulation" and
     *     "Business - Government Regulation"

     in each case insofar as such statements constitute summaries of the Australian legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein.

8.   RESTRICTIONS ON REPATRIATION OF FUNDS

     There are no restrictions (legal, contractual or otherwise) on the ability of Primus Aust, Primus Tel, Eclipse and Hotkey to declare and pay any dividends or on the ability of Primus Aust, Primus Tel and Eclipse to make any payment or transfer of property or assets to its stockholders other than those described in the Offering Memorandum and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or on the earnings, business or operations of Primus and its subsidiaries, taken as a whole; and such descriptions, if any, fairly summarize such restrictions.

9.   LITIGATION

     Each of Primus Aust, Primus Tel, Eclipse and Hotkey is not aware of any actual or pending legal proceeding in which it is a party or which is threatened against it that would be likely, if successful, to have a material adverse effect on Primus' business, financial condition or results of operations.

                                                                       EXHIBIT E

                   [LETTERHEAD OF OSLER, HOSKIN & HARCOURT]

                                                                    May __, 1998

Lehman Brothers Inc.
   as Representative of the Initial Purchasers
   named in Schedule 1 to the Purchase Agreement
   referred to below
Three World Financial Center
New York, New York  10285

Ladies and Gentlemen:

          On the basis of the foregoing, and subject to the qualifications hereinafter expressed, we are of the opinion that:

     (i) The statements in the Offering Memorandum under the captions "Risk Factors -- Potential Adverse Effects of Regulation -- Canada," and "Business -- Government Regulation -- Canada", in each case insofar as such statements describe or summarize matters of law or constitute legal conclusions, fairly describe or summarize all matters referred to therein.

                                                                       EXHIBIT F

                 [LETTERHEAD OF GOODMAN, PHILLIPS & VINEBERG]

                                                                     May__, 1998

Lehman Brothers Inc.
   as Representative of the Initial Purchasers
   named in Schedule 1 to the Purchase Agreement
   referred to below
Three World Financial Center
New York, New York  10285

Ladies and Gentlemen:

          We have acted as special Canadian counsel to Primus Telecommunications Group, Incorporated, a Delaware corporation ("Primus"), in connection with the execution and delivery by Primus of the Purchase Agreement dated May __, 1998 (the "Purchase Agreement") by and among Primus and you, as representative (the "Representative") of the other Initial Purchaser listed on Schedule I attached thereto (the "Initial Purchasers"), relating to $___,000,000 aggregate principal amount of the Company's __% Senior Notes due 20__ (the "Notes"). This opinion is delivered to you pursuant to Section 8(f) of the Purchase Agreement. Capitalized terms used herein but not otherwise defined have the meanings ascribed to them in the Purchase Agreement.

          In connection with this opinion, we have examined the Purchase Agreement and originals, or copies reproduced or certified to our satisfaction, of such corporate records of Primus and 336 2426 Canada Inc., doing business as Primus Telecommunications Canada ("Primus Canada") as we have deemed necessary to form the basis for the opinions hereinafter expressed. We have also made such examination of laws, of certificates of public officials, and of Primus and Primus Canada, as we have deemed necessary to enable us to render this opinion. As to matters of fact relevant to the opinions herein expressed, we have assumed the accuracy and completeness of, and have relied solely upon, the representations and warranties of Primus contained in the Purchase Agreement and in such certificates of officers of Primus and Primus Canada, and of certificates of public officials.

          We have assumed (i) the due execution and delivery, pursuant to due authorization, of the Purchase Agreement by the parties thereto other than Primus, (ii) the genuineness of the signatures of, and the authority of, persons signing the Purchase Agreement on behalf of all parties other than Primus, (iii) the genuineness of all signatures and the authenticity and completeness of all records, certificates, instruments and documents submitted to us as originals, and (iv) the conformity to authentic originals of all records, certificates, instruments and documents submitted to us as certified, conformed, photostatic or facsimile copies thereof.

          This opinion is limited solely to matters governed by the laws of Canada.

          Based upon the foregoing assumptions, and subject to the qualifications set forth below, we are of the opinion that:

          Primus Canada has been duly incorporated and is validly existing as a corporation in good standing under the laws of [ ___________ ], is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its respective businesses require such qualification (except where the failure to so qualify, singly or in the aggregate, would not have a material adverse effect on the financial position, stockholders' equity, results of operations or business of Cam-Net), and has all power and authority necessary to own or hold its respective properties and conduct the businesses in which they are engaged.



                              Very truly yours,


                              Goodman, Phillips & Vineberg

                                                                       EXHIBIT G



                         REGISTRATION RIGHTS AGREEMENT

                                                                       EXHIBIT H



                [LETTERHEAD OF BRUCKHAUS WESTRICK HELLER LOBER]


We are of the opinion that:

(1) the descriptions in the Preliminary Offering Memorandum given under the captions "Risk Factors - Potential Adverse Effects of the Regulation -Germany" and "Business - Government Regulation - Germany" of the German Telecommunications Act of July 25, 1996 and the respective rules and regulations promulgated thereunder (collectively, the "German Telecommunications Law") are accurate in all material respects and fairly summarize all matters described therein; we advise you, however, that the German Regulator's interpretation of the German Telecom Act as well as its complementing ordinances may be subject to material changes which can presently not be predicted in content or scope. More specifically, the German Regulator has already indicated repeatedly that it may want to start differentiating between facilities-based telecom operators and switch-based resellers with regard to the applicable interconnection rates (possibly reserving the provisionally approved interconnection rates of September 1997 to facilities-based operators) and with regard to the catchment areas for origination services (possibly restricting these to local area codes around the points of interconnection). This regulatory change may become effective only for the future but may also apply ex nunc or even retroactively and may potentially require Primus to invest more heavily into network structure and/or pay higher interconnection prices. Also, several issues have been brought before the competent courts or may be pending due to ongoing regulatory proceedings launched by third parties. This applies, in particular, to the German Regulator's regulation of interconnection rates of September 1997 for the years 1998-99 which is under court review and which may result in higher prices being found to be applicable by the courts. According to the current interconnection agreement with Deutsche Telekom these would apply retroactively to all telecommunication services provided to Primus Germany by Deutsche Telekom AG since the inception of services thereunder; its is, however, unclear whether this retroactive effect stipulated in the interconnection agreement would sustain court scrutiny.

(2) Primus Germany is the holder of a license of license class 4 issued by the German Regulator dated February 17, 1998 under Section 8 in connection with
Section 6 para. 2 no. 2 of the German Telecommunications Act of 1996, relating to the provision of voice telephony services on the basis of self-operated telecommunications networks in Germany;

(3) (A) German Telecommunications law does not regulate the issuing of debt instruments by telecommunications operators active within the German jurisdiction or their parent companies; (B) no authorization of or filing with the German Regulator is necessary for the execution and delivery of the Purchase Agreement by the Company and the consummation of the transactions (including, without limitation, issuance of the Notes and execution of the Indenture and the

Registration Rights--Agreement) contemplated thereby in accordance with the terms thereof; we advise you, however, that, should the Purchase Agreement or other agreements connected therewith allow for conversion of the senior notes into shares of the Company and should such conversion lead to a change of control, then such change of control would have to be filed with the German Regulator and, as the case may be, with the Federal Cartel Office.

(4) (A) To our knowledge and with the exceptions reported hereafter, Primus Germany has all certificates, orders, permits, licenses, authorizations, consents and approvals necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Preliminary Offering Memorandum; and (B) to our knowledge Primus Germany has not received any notice of proceedings relating to the revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, or the qualification or rejection of any such filing or registration, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole; we advise you, however, that (i) the German Regulator may change requirements for a license class 4 and Primus Germany may, therefore, in the future be required to extend its current license and may have to pay additional license fees; (ii) Primus Germany's use of the business name "Primus" itself as well as its use of the name in its business dealings with third parties or for describing its services products is challenged in a pending name and trademark dispute raised by Metro Vermogensverwaltung GmbH & Co. KG and its wholly-owned subsidiary Primus Digital TV GmbH on March 26, 1998, based on the identical name element "Primus" (in the case of Primus Digital TV GmbH) as well as on two separate trademarks "Primus" registered for neighboring business sectors (in the case of Metro Vermogensverwaltung GmbH & Co. KG) and for business fields including telecommunication services (in the case of Primus Digital TV GmbH). As a consequence of this trademark dispute Primus may be forced to relinquish the element "Primus" as part of its German company name and in its business dealings with third parties.

(5) to our knowledge, (A) Primus Germany is conducting its business in accordance with the license of license class 4 issued by the German Regulator on February 17, 1998; and (B) Primus Germany is not in violation of or in default under the German Telecommunications Law, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole; and

(6) to our knowledge, (A) no decree or order of the German Regulator has been issued against Primus Germany; (B) no litigation, proceeding, inquiry or investigation has been commenced or threatened, and no notice of violation or order to show cause has been issued, against Primus Germany before or by _____________________ we advise you, however, that Deutsche Telekom AG has reserved itself in the interconnection agreement with Primus Germany the unilateral right to apply to the German Regulator with regard to the questions
(i) whether Primus Germany's network structure, in particular the number and locations of points of interconnection with Deutsche Telekom AG, entitles Primus Germany to interconnection as defined by Section 35 German Telecom Act and (ii) whether it entitles Primus Germany to the switching of calls originating Germany-wide; the result of such regulatory proceeding if launched until May 31, 1998 wold be a contractually founded claim by Deutsche Telekom AG to amend the interconnection agreement in accordance with the German Regulator's ruling and, thus could potentially require additional investments into points of interconnection/switching facilities and/or the payment of higher interconnection prices and/or a geographical restriction of Primus Germany's switching of originating calls.

General Qualifications

     (a) While we have been representing and advising Primus Germany regarding individual projects (e.g. incorporation of Primus Germany and interconnection agreement with Deutsche Telekom AG), we are not involved in Primus Germany's day-to-day business operations and are, therefore, not fully informed of the current state of Primus Germany's business activities. This applies in particular to the effects of the Telepassport/USFI Acquisition (transfer of German customer base to Primus Germany), to Primus Germany's re-origination (call back) service activities and carrier wholesale service activities.

     (b) This opinion is confined to German law in force at the date hereof and as currently applied by German courts and the German Regulator; and we do not express or imply an opinion as to matters other than under German law. We assume no obligation to advise you of facts, circumstances, events or legal developments which hereafter may be brought to our attention and which may alter, affect of modify the opinion expressed herein;

                                                                       EXHIBIT I


                       [LETTERHEAD OF NAGASHAMA & OHNO]


1. the descriptions in the Offering Memorandum of the matters in connection with the Telecommunications Law, and the respective rules and regulations promulgated thereunder (collectively, the "Japanese Communications Law") under the caption "Risk Factors-Potential Adverse Effects of Regulation-Japan" are accurate in all material respects and fairly summarize all matters described therein;

2. Primus Telecommunications obtained Registration as of December 11, 1997, relating to the provision of international telecommunications services in Japan, and the Registration has not been modified, except for the modification as of ________ __, 199__ as to the corporate name and the representative director to reflect the current corporate name and the representative director of Primus Telecommunications, or revoked, as of the date hereof;

3. (A) the execution and delivery of the Purchase Agreement by the Company, and the consummation of the transactions (including, without limitation, issuance of the Notes and execution of the Indenture and the Registration Rights Agreement) contemplated thereby do not violate (1) the Japanese Communications Law, (2) any rules or regulations of the MPT applicable to the Japanese Subsidiaries or (3), to our knowledge, any telecommunications related decree from any Japanese court, and (B) no authorization of or filing with the MPT is necessary for the execution and delivery of the Purchase Agreement by the Company and the consummation of the transactions (including, without limitation, issuance of the Notes and execution of the Indenture and the Registration Rights Agreement) contemplated thereby in accordance with the terms thereof;

4. (A) Primus Telecommunications has all certificates, orders, permits, licenses, authorizations, consents and approvals of and from the MPT necessary to conduct its business in the manner described in the Offering Memorandum; and (B) neither of the Japanese Subsidiaries has received any notice of proceedings relating to the cancellation, revocation or modification of the Registration, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Japanese Subsidiaries, taken as a whole;

5. (A) Primus Telecommunications is currently conducting its business in accordance with the Registration and (B) to our knowledge, the current activities of the Japanese Subsidiaries are not in violation of or in default under the Japanese Communications Law, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Japanese Subsidiaries, taken as a whole; and

6. (A) no decree or order of the MPT has been issued against any of the Japanese Subsidiaries; (B) no litigation, proceeding, inquiry or investigation has been commenced or threatened, and no notice of violation or order to show cause has been issued, against any of the Japanese Subsidiaries before or by a Japanese court or the MPT and (C) to our knowledge, there are no rulemakings or other administrative proceedings pending before the MPT, (i) which are generally applicable to telecommunications services and (ii) which, if decided adversely to the interest of any of the Japanese Subsidiaries, would have a material adverse effect on the Japanese Subsidiaries, taken as a whole.

     on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Japanese Subsidiaries, taken as a whole; and

6. (A) no decree or order of the MPT has been issued against any of the Japanese Subsidiaries; (B) no litigation, proceeding, inquiry or investigation has been commenced or threatened, and no notice of violation or order to show cause has been issued, against any of the Japanese Subsidiaries before or by a Japanese court or the MPT and (C) to our knowledge, there are no rulemakings or other administrative proceedings pending before the MPT, (i) which are generally applicable to telecommunications services and (ii) which, if decided adversely to the interest of any of the Japanese Subsidiaries, would have a material adverse effect on the Japanese Subsidiaries, taken as a whole.